EXHIBIT 99.1

EXECUTION VERSION

VOTING AND SUPPORT AGREEMENT

This Voting and Support Agreement (this “Agreement”) is made and entered into as of October 22, 2023 (the “Agreement Date”), by and among Chevron Corporation, a Delaware corporation (“Parent”), Hess Corporation, a Delaware corporation (the “Company”), and John B. Hess (the “Stockholder”). Each of Parent, the Company and the Stockholder is sometimes referred to as a “Party.”

RECITALS

A.                 Concurrently with the execution and delivery of this Agreement, Parent, Yankee Merger Sub Inc., a Delaware corporation and direct wholly-owned subsidiary of Parent (“Merger Sub”), and the Company, are entering into an Agreement and Plan of Merger (as it may be amended, supplemented or otherwise modified from time to time, the “Merger Agreement”) that, among other things and subject to the terms and conditions set forth therein, provides for the merger of Merger Sub with and into the Company, with the Company being the surviving entity in such merger (the “Merger”).

B.                  As of October 17, 2023 (the “Reference Date”), the Stockholder is the sole or shared record and/or “beneficial owner” (within the meaning of Rule 13d-3 under the Exchange Act) of the shares of common stock, par value $1.00 per share, of the Company (the “Common Stock”) described on Schedule A hereto (subject to the footnotes thereto), being all of the shares of Common Stock of which the Stockholder is the sole or shared record and/or beneficial owner as of the Reference Date (the “Owned Shares”, and the Owned Shares together with any additional shares of Common Stock as to which the Stockholder may acquire sole or shared record and/or beneficial ownership after the Reference Date (including by purchase, gift, bequest or other transfer, as a result of a stock split, reverse stock split, stock dividend or distribution or any change in Common Stock by reason of any recapitalization, reorganization, combination, reclassification, exchange of shares or similar transaction, or upon exercise, vesting or conversion of any securities (including any Company Options, Company RS Awards, Company PSU Awards or any other equity awards)), the “Covered Shares”).

C.                  In connection with Parent’s and Merger Sub’s entering into the Merger Agreement, the Stockholder has agreed to enter into this Agreement with respect to such Covered Shares of which such Stockholder has sole or shared record and/or beneficial ownership as described on Schedule A.

NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth below and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, do hereby agree as follows:

1.                   Definitions. Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Merger Agreement. When used in this Agreement, the following terms shall have the meanings assigned to them in this Section 1.

1.1.                “Expiration Time” shall mean the earliest to occur of (a) the time that the Merger Agreement is adopted by stockholders of the Company, (b) such date and time as the Merger Agreement is terminated pursuant to Article IX thereof, (c) the Effective Time, or (d) any Change in the Company Recommendation.

1.2.                “Transfer” shall mean any direct or indirect (a) sale, assignment or other disposition of any Covered Shares, (b) deposit of any Covered Shares into a voting trust, the entry into a voting agreement or arrangement (other than this Agreement) with respect to any Covered Shares or the grant of any proxy or power of attorney (other than in furtherance of this Agreement) with respect to any Covered Shares or (c) Contract to take any of the actions referred to in the foregoing clauses (a) or (b) above.

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2.                   Agreement to Not Transfer the Covered Shares.

2.1.                No Transfer of Covered Shares. Until the Expiration Time, the Stockholder agrees not to Transfer or cause the Transfer of any Covered Shares other than with the prior written consent of Parent or in accordance with and subject to Section 2.2. Any Transfer or attempted Transfer of any Covered Shares in violation of this Section 2.1 shall be null and void and of no effect whatsoever.

2.2.                Permitted Transfers. Notwithstanding anything herein to the contrary, (A) the Stockholder may Transfer any Covered Shares obtained upon the exercise of Company Options that are expiring on a date that is no later than ninety (90) days after the exercise date of such Company Options, (B) the Stockholders may Transfer Covered Shares in connection with the settlement or satisfaction of applicable Tax withholding of Company PSU Awards, (C) the Stockholder may Transfer to third parties, in one or more transactions, Covered Shares with aggregate fair value not to exceed $20,000,000 (twenty million dollars), and (D) the Stockholder may Transfer any or all Covered Shares to (i) any affiliate of the Stockholder, or (ii) any family member (including a trust for such family member’s benefit) of the Stockholder, in each case of clauses (D)(i) or (ii), only if the transferee of such Covered Shares agrees (or has agreed) to be bound by the terms of this Agreement and executes and delivers to the Parties a written consent and joinder (if such transferee is not already a party to this Agreement) memorializing such agreement, including the accuracy of the representations and warranties set forth in Section 6 herein mutatis mutandis with respect to such Transferee, prior to such Transfer. The Transfers permitted by any of the preceding clauses (A), (B), (C) or (D) shall not limit, but shall be in addition to, any Transfers permitted by each such other clause. Shares of Common Stock Transferred pursuant to clauses (A) through (C) of this Section 2.2 shall cease to be Covered Shares after such Transfer.

3.                   Agreement to Vote the Covered Shares.

3.1.                Voting Agreement. Until the Expiration Time, at every meeting of the Company’s stockholders at which the following matter is to be voted on (and at every adjournment or postponement thereof), the Stockholder shall vote (including via proxy) or cause to be voted all of such Stockholder’s Covered Shares (including, if applicable, causing the holder of record on any applicable record date to vote (including via proxy) all of such Stockholder’s Covered Shares) (i) in favor of adoption of the Merger Agreement, (ii) in favor of the approval of any proposal to adjourn the meeting to a later date if there are not sufficient affirmative votes (in person or by proxy) to obtain the Company Stockholder Approval, and (iii) against any Acquisition Proposal or approval of any other proposal, transaction, agreement or action, without regard to the terms of such proposal, transaction, agreement or action, made in opposition to or in competition with, or that would reasonably be expected to prevent, materially delay or materially impede the consummation of, the Merger Agreement, the Merger or any other transactions contemplated thereby by the Initial End Date (the “Covered Proposals”).

3.2.                Quorum. Until the Expiration Time, at every meeting of the Company’s stockholders (and at every adjournment or postponement thereof), the Stockholder shall be represented in person or by proxy at such meeting (or cause the holders of record of its Covered Shares on any applicable record date to be represented in person or by proxy at such meeting) in order for the Covered Shares to be counted as present for purposes of establishing a quorum.

4.                   Fiduciary Duties; Legal Obligations. The Stockholder is entering into this Agreement solely in its capacity as the sole or shared record holder and/or beneficial owner of the applicable Covered Shares. Nothing in this Agreement shall in any way limit or affect any actions taken by the Stockholder in his capacity as a director or officer of the Company or any of its affiliates or from complying with his fiduciary duties or other legal obligations while acting in such capacity as a director or officer of the Company or any of its affiliates.

5.                   Representations and Warranties of the Stockholder. The Stockholder hereby represents and warrants to Parent that:

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5.1.             Due Authority. The Stockholder has the full power and capacity to make, enter into and carry out the terms of this Agreement. This Agreement has been duly and validly executed and delivered by the Stockholder and, assuming due authorization, execution and delivery by Parent, constitutes a valid and binding obligation of the Stockholder enforceable against it in accordance with its terms, subject to Creditors’ Rights.

5.2.             Ownership of the Covered Shares. (a) The Stockholder has, as of the Reference Date, sole and/or shared beneficial and/or record ownership of such Stockholder’s Covered Shares as described on Schedule A hereto, free and clear of any and all Liens, other than those (i) created by this Agreement, (ii) arising under applicable securities laws or (iii) as disclosed on Schedule A hereto, and (b) the Stockholder has the voting power described on Schedule A over the Covered Shares which is sufficient for the Stockholder to comply with the terms of this Agreement.

5.3.             No Conflict; Consents.

a.                   The execution and delivery of this Agreement by the Stockholder does not, and the performance by the Stockholder of its obligations under this Agreement and the compliance by the Stockholder with any provisions hereof does not and will not: (a) conflict with or violate any laws applicable to the Stockholder, or (b) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a Lien on any of the Covered Shares beneficially owned by the Stockholder pursuant to any Contract or obligation to which the Stockholder is a party or by which the Stockholder is subject.

b.                   No consent, approval, order or authorization of, or registration, declaration or, except as required by the rules and regulations promulgated under the Exchange Act, filing with, any governmental authority, is required by or with respect to the Stockholder in connection with the execution and delivery of this Agreement or the consummation by the Stockholder of the transactions contemplated hereby.

c.                   The Stockholder (i) has not entered into, and shall not enter into, at any time prior to the Expiration Time, any voting agreement, voting trust or similar arrangement with respect to any of the Covered Shares and (ii) has not granted, and shall not grant, at any time prior to the Expiration Time, a proxy or power of attorney with respect to any of the Covered Shares, in either case, that is in effect as of the date of this Agreement and conflicts with the Stockholder’s obligations pursuant to this Agreement with respect to the Covered Shares.

5.4.             Absence of Litigation. As of the date of this Agreement, there is no action, suit, investigation or proceeding pending or threatened against or otherwise affecting, the Stockholder or the Covered Shares that would or would be reasonably be expected to impair the ability of the Stockholder to perform his obligations hereunder or to consummate the transactions contemplated hereby.

5.5.             Reliance by Parent. The Stockholder understands and acknowledges that Parent is entering into the Merger Agreement in reliance upon the Stockholder’s execution, and delivery of this Agreement and the performance of the Stockholder’s obligations hereunder.

6.                   Representations and Warranties of Parent. Parent hereby represents and warrants to the Stockholder that:

6.1.             Due Authority. Parent has the full power and capacity to make, enter into and carry out the terms of this Agreement. Parent is duly organized, validly existing and in good standing in accordance with the laws of its jurisdiction of formation. The execution and delivery of this Agreement, the performance of Parent’s obligations hereunder, and the consummation of the transactions contemplated hereby has been validly authorized, and no other consents or authorizations are required to give effect to this Agreement or the transactions contemplated by this Agreement. This Agreement has been duly and

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validly executed and delivered by Parent and constitutes a valid and binding obligation of Parent enforceable against it in accordance with its terms, subject to Creditors’ Rights.

6.2.             No Conflict; Consents.

a.                   The execution and delivery of this Agreement by Parent does not, and the performance by Parent of its obligations under this Agreement and the compliance by Parent with the provisions hereof do not and will not: (a) conflict with or violate any laws applicable to Parent, or (b) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a material default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, pursuant to any Contract or obligation to which Parent is a party or by which Parent is subject.

b.                   No consent, approval, order or authorization of, or registration, declaration or, except as required by the rules and regulations promulgated under the Exchange Act, filing with, any governmental authority, is required by or with respect to Parent in connection with the execution and delivery of this Agreement or the consummation by Parent of the transactions contemplated hereby.

7.                   Miscellaneous.

7.1.                No Ownership Interest. Nothing contained in this Agreement shall be deemed to vest in Parent or the Company any direct or indirect ownership or incidence of ownership of or with respect to the Covered Shares. Parent shall have no authority to direct the Stockholder in the voting or disposition of any of the Covered Shares, except as otherwise provided herein.

7.2.             Documentation and Information. The Stockholder consents to and authorizes the publication and disclosure by Parent and the Company of the Stockholder’s identity and beneficial and/or record ownership of the Covered Shares (consistent with the information set forth in Schedule A), and the terms of this Agreement (including, for the avoidance of doubt, the disclosure of this Agreement), in any press release, the Company Proxy Statement, the Form S-4 and any other disclosure document required by applicable law in connection with the Merger Agreement, the Merger and the transactions contemplated by the Merger Agreement.

7.3.             Further Assurances. The Stockholder agrees, from time to time, at the reasonable request of Parent and without further consideration, to execute and deliver such additional documents and take all such further action as may be reasonable required to consummate and make effective the transactions contemplated by this Agreement.

7.4.                Notices. All notices, requests and other communications to any party hereunder shall be in writing (including email or similar writing) and shall be given:

a.                   if to the Stockholder, to the address for notice set forth on Schedule A hereto.

b.                   if to Parent, to:

Chevron Corporation
6001 Bollinger Canyon Road
San Ramon, California 94583
Attention:	Mary A. Francis, Corporate Secretary and Chief Governance Officer
Email:

with a copy (which shall not constitute notice) to:

Paul, Weiss, Rifkind, Wharton & Garrison LLP
1285 Avenue of the Americas
New York, NY 10019
Attention:	Scott A. Barshay
Kyle T. Seifried
Email:	sbarshay@paulweiss.com
kseifried@paulweiss.com

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c.                   if to Company, to:
Hess Corporation
1185 Avenue of the Americas
New York, NY 10036
Attn:	Timothy B. Goodell, Executive Vice President, General Counsel
Email:

with a copy (which shall not constitute notice) to:

Wachtell, Lipton, Rosen & Katz
51 West 52nd Street
New York, NY 10019
Attention:	Karessa L. Cain
Zachary S. Podolsky
Email:	KLCain@wlrk.com
ZSPodolsky@wlrk.com

or such other address or email as such party may hereafter specify for the purpose by notice to the other parties hereto. Each such notice, request or other communication shall be effective (a) if given by email, when such email is transmitted to the email specified in this Section 7.4 and (i) a duplicate copy of such email notice is promptly given by one of the other methods described in this Section 7.4 or (ii) the receiving party delivers a written confirmation of receipt of such notice by email or any other method described in this Section 7.4 or (b) if given by any other means, when delivered at the address specified in this Section 7.4.

7.5.                Amendments; No Waivers. This Agreement may not be modified, amended, altered or supplemented except upon the execution and delivery of a written agreement executed by all of the Parties. Any provision of this Agreement may be waived if, and only if, such waiver is in writing and signed by the party against whom the waiver is to be effective. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

7.6.                Expenses. All costs and expenses incurred in connection with this Agreement and the transactions contemplated by this Agreement shall be paid by the party incurring such cost or expense.

7.7.                Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided that no party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of the other parties other than as provided by Section 2.2.

7.8.                Governing Law. This Agreement shall be construed in accordance with and governed by the law of the State of Delaware, without regard to principles of conflicts of law.

7.9.             Enforcement; Jurisdiction. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached, for which monetary damages would not be an adequate remedy, and accordingly, each party agrees that the other party shall be entitled to an injunction or injunctions to

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prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which the parties are entitled at law or in equity. Any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby or thereby may only be brought in the Court of Chancery of the State of Delaware (or, only if such court declines to accept jurisdiction over a particular matter, then in the United States District Court for the District of Delaware or, if jurisdiction is not then available in the United States District Court for the District of Delaware (but only in such event), then in any court sitting of the State of Delaware in New Castle County) and any appellate court from any of such courts (in any case, the “Delaware Court”), and each of the parties hereby irrevocably consents to the exclusive jurisdiction of the Delaware Courts in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient forum. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any of the Delaware Courts. Without limiting the foregoing, each party agrees that service of process on such party as provided in Section 7.4 shall be deemed effective service of process on such party when deemed given pursuant to Section 7.4; provided that nothing herein shall affect the right of any party to serve process in any other manner permitted by applicable law

7.10.          Waiver of Jury Trial. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

7.11.          Counterparts; Effectiveness. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Electronic signatures (including those received as a .pdf attachment to electronic mail) shall be treated as original signatures for all purposes of this Agreement. This Agreement shall become effective when each party hereto shall have received counterparts hereof signed by all of the other parties hereto.

7.12.          Entire Agreement; No Third Party Beneficiaries. This Agreement (including the Schedule hereto), together with the Merger Agreement, constitutes the entire agreement between the parties with respect to the subject matter of this Agreement and supersedes all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter hereof and thereof. No provision of this Agreement or any other agreement contemplated hereby is intended to confer on any Person other than the parties hereto any rights or remedies.

7.13.          Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such a determination, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

7.14.          Interpretation. Unless the context otherwise requires, words describing the singular number shall include the plural and vice versa, words denoting any gender shall include all genders, and words denoting natural persons shall include corporations, limited liability companies and partnerships and vice versa. When a reference is made in this Agreement to a Section or Schedule, such reference shall be to a Section or Schedule, as applicable, of this Agreement unless otherwise indicated. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by

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the words “without limitation.” The words “hereof,” “hereto,” “hereby,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The words “the date hereof”, “the date of this Agreement” and words of similar import mean the day and year first set forth above in the preamble to this Agreement. Unless the context otherwise requires, the terms “neither,” “nor,” “any,” “either” and “or” are not exclusive. The word “extent” in the phrase “to the extent” means the degree to which a subject or other thing extends, and such phrase does not mean simply “if.” Each of the parties has participated in the drafting and negotiation of this Agreement. If an ambiguity or question of intent or interpretation arises, this Agreement must be construed as if it is drafted by all the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of authorship of any of the provisions of this Agreement.

7.15.          Non-survival of Representations and Warranties. None of the representations and warranties in this Agreement or in any schedule, instrument or other document delivered pursuant to this Agreement shall survive the Effective Time or the termination of this Agreement.

7.16.          Termination. This Agreement shall automatically terminate without further action by any of the parties hereto and shall have no further force or effect as of the Expiration Time; provided that the provisions of Sections 7.4 to 7.16 shall survive any such termination.

[Signature page follows]

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IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered on the date and year first above written.

CHEVRON CORPORATION

By:	/s/ Frank W. Mount
Name: Frank W. Mount
Title: Vice President of Business Development

HESS CORPORATION

By:	/s/ Timothy Goodell
Name: Timothy Goodell
Title: General Counsel & Corporate Secretary

/s/ John B. Hess
John B. Hess